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                                                                   Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-136650) of Neutron Enterprises, Inc., of our report dated March 28, 2007 relating to the financial statements of Neutron Enterprises, Inc., which appears in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Chartered Accountants
Vancouver, B.C.
April 2, 2007